united states

securities and exchange commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.       )

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Synthesis Energy Systems, Inc.

(Name of the Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNTHESIS ENERGY SYSTEMS, INC.

One Riverway, Suite 1700

Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 20, 2019

You are cordially invited to attend the annual meeting of the stockholders of Synthesis Energy Systems, Inc., which will be held at 9:00 a.m. Central time on June 20, 2019, at our offices at One Riverway, Suite 1700, Houston, Texas 77056, for the following purposes:

1.	To elect six directors;

2.	To authorize the Board to amend our certificate of incorporation to effect a reverse share split of our common stock

3.	To ratify the selection of RSM US, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2019;

4.	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation; and

5.	To consider and act on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If you were a stockholder at the close of business on April 22, 2019, you are entitled to notice of and to vote at the meeting. A stockholders’ list will be available at our offices, One Riverway, Suite 1700, Houston, Texas 77056, for a period of ten days prior to the meeting or any adjournment or postponement of the meeting. The stockholders’ list will also be available for inspection at the meeting.

Your vote is important. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy card and return it to us promptly. A stamped envelope has been provided for your convenience. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

By Order of the Board of Directors,

/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer
May 6, 2019

SYNTHESIS ENERGY SYSTEmS, INC.

ONE RIVERWAY, Suite 1700

HOUSTON, TEXAS 77056

PROXY STATEMENT

Our Board of Directors (the “Board”) is soliciting proxies for the annual meeting of our stockholders for the year ended June 30, 2018 (the “Annual Meeting”) to be held at our offices at One Riverway, Suite 1700, Houston, Texas 77056, on June 20, 2019, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 6, 2019. Stockholders are urged to read carefully the material in this proxy statement.

QUESTIONS AND ANSWERS

Q:	Who can attend and vote at the Annual Meeting?

A:	You can attend and vote at the Annual Meeting if you were a stockholder at the close of business on the record date, April 22, 2019. On that date, there were 11,032,120 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:

●	The election of six directors;

●	To authorize the Board, in its sole and absolute discretion, without further action of the stockholders, to amend our Certificate of Incorporation to effect a reverse share split of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-8, within one year from the date of the meeting, with the exact ratio to be determined by the Board;

●	The ratification of RSM US, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2019; and

●	An advisory vote on the frequency of holding future advisory votes on executive compensation.

Q:	How do I cast my vote?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card. You should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting other than the proposals noted herein.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may not have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Voting for the election of directors would not be considered to be routine matters. See “Vote Required” following the proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	What voting methods are available?

A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Stockholders who submit a proxy card need not vote at the Annual Meeting. However, we will pass out written ballots to any registered stockholder or holder of a legal proxy who wishes to vote in person at the Annual Meeting. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Can I vote by telephone or via the Internet?

A:	Yes, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Are the proxy materials available on the Internet?

A:	Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and a copy of our Annual Report on Form 10-K for the year ended June 30, 2018 are available on the “Investor Center” section of our web site at www.synthesisenergy.com. Additionally, and in accordance with SEC rules, we maintain the proxy materials on our website in a manner that will not infringe on your anonymity if you access them.

Q:	How does the Board recommend I vote on the proposal?

A:	The Board recommends you vote “FOR” each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	Can I revoke my proxy?

A:	Yes. If you are a registered stockholder, you can revoke your proxy at any time before it is exercised by: (i) submitting a properly signed proxy card with a more recent date; (ii) if you have voted via the Internet, by voting again via the Internet; (iii) giving written notice of your revocation before the Annual Meeting to Synthesis Energy Systems Inc., Attention: Corporate Controller, at our offices, One Riverway, Suite 1700, Houston, Texas 77056; or (iv) attending the Annual Meeting and voting your shares in person.

If you are a beneficial owner, please refer to the voting instructions provided by your individual broker, bank, trustee or other nominee for their procedures for revoking or changing your vote.

Q:	Who will count the votes?

A:	One of our officers or our attorney will act as the inspector of the election and will count the votes.

Q:	Why is my proxy being solicited and who pays the cost for such solicitation?

A:	Because many stockholders are unable to attend the Annual Meeting, the Board solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the Annual Meeting. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated. In addition to the solicitation by the Board, we have retained Georgeson LLC, a proxy soliciting firm, to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses. We will bear the costs of the proxy solicitation.

Q:	What is a quorum?

A:	A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes will be counted toward the quorum.

Q:	What happens if there is not a quorum at the Annual Meeting?

A:	Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the Annual Meeting may be adjourned by the chairman of the Annual Meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the Annual Meeting. If the adjournment is for less than 30 days, no additional notice will be delivered.

Q:	What vote is required to approve each item?

A:	Election of Directors. The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

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Authorize the Board to effect a Reverse Split. The approval of the reverse split proposal requires the affirmative vote of the holders of the majority of the outstanding shares entitled to vote at the Annual Stockholders Meeting, in person, or by proxy. For the approval of this proposal, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. Because this is a routine matter, if you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal, and your broker may have discretion to vote for or against the proposal without your instruction.

Ratification of RSM US, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2019. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of the independent registered public accountants for the fiscal year ending June 30, 2019. For the ratification of RSM US, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2019, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2019. Broker non-votes will have no effect on the approval of this proposal.

Advisory Vote on Frequency of Holding Future Advisory Votes on Executive Compensation. The alternative “1 Year,” “2 Years,” or “3 Years” receiving the greatest number of votes cast by the stockholders, a plurality, will be the stockholders’ non-binding choice as to the frequency of the occurrence of future advisory votes on executive compensation. Abstentions and broker non-votes will not affect the outcome of this vote. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stock broker.

Q:	How many votes can I cast?

A:	On all matters, you are entitled to one vote per share of common stock.

Q:	When are stockholder proposals due for the Annual Meeting of Stockholders for the year ended June 30, 2019?

A:	See “Other Information – Stockholder Proposal Information” for a detailed summary of how to present proposals for the Annual Meeting of Stockholders for the year ended June 30, 2019.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a current report on Form 8-K to be filed promptly after the Annual Meeting.

Q:	Do all shares amounts presented in this proxy statement reflect the effects of the 2017 reverse split?

A:	On December 4, 2017, we enacted a 1 for 8 reverse stock split as approved at a special stockholder meeting in November 2017. All share data included in this proxy statement is presented to reflect the reverse stock split.

Q:	Who can help answer my questions?

A:	If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Georgeson LLC, our proxy solicitor, at 1-866-357-4029.

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You may receive a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and other information at no charge upon request directed to: Synthesis Energy Systems, Attention: Corporate Controller, One Riverway, Suite 1700, Houston, Texas 77056.

iii

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the ability of Batchfire Resources Pty Ltd (“BFR”), Australian Future Energy Pty Ltd (“AFE”), and Cape River Resources Pty Ltd (“CRR”) management to successfully grow and develop their Australian assets and operations, including Callide, Pentland and the Gladstone Energy and Ammonia Project; the ability of BFR to produce earnings and pay dividends; the ability of SES EnCoal Energy sp. z o. o. (“SEE”) management to successfully grow and develop projects, assets and operations in Poland; our ability to raise additional capital; our indebtedness and the amount of cash required to service our indebtedness; our ability to find a partner for our technology business; our ability to develop and expand business of the TSEC Joint Venture in the joint venture territory; our ability to develop our business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies; our ability to successfully develop our licensing business; our ability to continue as a going concern; the ability of our project with Yima to produce earnings and pay dividends; the economic conditions of countries where we are operating; events or circumstances which result in an impairment of our assets; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our ability to maintain our listing on the NASDAQ Stock Market; our ability to successfully commercialize our technology at a larger scale and higher pressures; commodity prices, including in particular natural gas, crude oil, methanol and power; the availability and terms of financing; our customers’ and/or our ability to obtain the necessary approvals and permits for future projects; our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to be correct.

When used in this proxy statement, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2018 and our subsequently filed Quarterly Reports on Form 10-Q.

You should read these statements carefully because they discuss our expectations about our future performance, contain projections of our future operating results or our future financial condition, or state other “forward-looking” information. You should be aware that the occurrence of certain of the events described in this proxy statement could substantially harm our business, results of operations and financial condition and that upon the occurrence of any of these events, the trading price of our common stock could decline, and you could lose all or part of your investment.

We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements in this proxy statement after the date hereof.

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Proposal 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected. All nominees are currently directors. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons designated as proxies on the accompanying proxy card intend, unless authority is withheld, to vote for the election of the nominees named below to the Board. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee as the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) may recommend and the independent members of the Board may nominate, or the Board may be reduced accordingly. The Nominating and Corporate Governance Committee, which consists solely of directors that are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules, recommended the nomination of the six directors to the Board. Based on that recommendation, the Board nominated such directors for election at the Annual Meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the Annual Meeting. Although they served on the Board as of June 30, 2018, Charles M. Brown resigned from the Board and each of its committees on which he served effective December 31, 2018, and DeLome Fair resigned as an officer and a member of the Board effective March 1, 2019.

Nominees

Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since
Lamadrid, Lorenzo (1), (2)	66	Chairman of the Board	2005
Rigdon, Robert	58	Vice Chairman of the Board, President, Chief Executive Officer	2009
Slavich, Denis (1), (2), (3)	76	Director	2005
Rubin, Harry (1), (2), (3)	64	Director	2006
Xu, Ziwang (3)	60	Director	2010
Anderson, Robert F. (1), (2)	60	Director	2018

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

Lorenzo Lamadrid. Mr. Lamadrid has been the Chairman of the Board since April 2005. Since 2001, Mr. Lamadrid has been the Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. Mr. Lamadrid was also a director of Flow International Corporation from 2006 until its sale in 2014. He previously served as President and Chief Executive Officer of Arthur D. Little, a management and consulting company, from 1999 to 2001, as President of Western Resources International, Inc. from 1996 through 1999 and as Managing Director of The Wing Group from 1993 through 1999. The Wing Group was a leading international electric power project-development company that was sold to Western Resources in 1999. Prior to that, he was with General Electric from 1984 to 1993 serving as corporate officer, Vice President and General Manager at GE Aerospace for Marketing and International Operations, and as General Manager of Strategic Planning and Business Development of GE’s International Sector. Prior to joining GE, Mr. Lamadrid was a senior Manager at the Boston Consulting Group where he worked from 1975 to 1984. Mr. Lamadrid’s experience in business development and management is a key attribute for us, and his background in overseas markets has provided him with valuable insights into our international focus.

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Education: Mr. Lamadrid holds a dual bachelor’s degree in Chemical Engineering and Administrative Sciences from Yale University, an M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. in Marketing and International Business from the Harvard Business School.

Directorships in the past five years: Flow International (2006 to 2014).

Robert Rigdon. Mr. Rigdon has been the Vice Chairman of the Board since February 2016 and served as a director since August 2009. He previously served as President and Chief Executive Officer from March 2009 to February 2016 and, effective as of March 1, 2019, returned as our President and Chief Executive Officer and acting in the capacity of the Company’s principal financial officer. Prior to these roles, he served as Chief Operating Officer from November 2008 to March 2009 and as Senior Vice President of Global Development from May to November 2008, where he was responsible for overseeing all aspects of our current and future coal gasification projects worldwide. From June 2004 until joining us, Mr. Rigdon worked for GE Energy in a variety of capacities, including Manager—Gasification Engineering, Director—IGCC Commercialization, and Director—Gasification Industrials and Chemicals Business. For the 20 years previous to this, Mr. Rigdon worked for Texaco, and later ChevronTexaco, as an engineer and in the Worldwide Power & Gasification group, where he ultimately became Vice President—Gasification Technology for the group. As a result of his three decades working on gasification, Mr. Rigdon is experienced in the operational and marketing strategies that are key to our development and success.

Education: Mr. Rigdon is a mechanical engineer with a B.S. from Lamar University.

Directorships in the past five years: None, other than our Board.

Denis Slavich. Mr. Slavich has served as a director since November 2005. Mr. Slavich has over 35 years of experience in large scale power generation development. He is currently the Group Strategic Director-Finance of Astrata Group Pte Ltd, a privately held global telematics company headquartered in Singapore, and an international consultant, as well as an advisor and board member for a number of additional firms. He served as a director of China Advanced Construction Materials Group, Inc., a company traded on the NASDAQ, from September 2009 until May 2011. From 1998 to 2000, Mr. Slavich was the CFO and director of KMR Power Corporation and was responsible for the development of this international IPP Company that developed projects in Columbia as well as other areas. From 2000 until 2002, he served as Vice President and CFO of Big Machines Inc., a software company. Mr. Slavich also served as acting President for Kellogg Development Corporation, a division of M.W. Kellogg, during 1997. From 1991 to 1995, Mr. Slavich was also a Vice President of Marketing for Fluor Daniel. From 1971 to 1991, Mr. Slavich served in various executive positions at Bechtel Group including Sr. VP, CFO, and director and Sr. VP and division manager of the International Power Division. In addition to his experience in power generation development, Mr. Slavich is experienced in finance and accounting matters and has extensive experience with financial statements.

Education: Mr. Slavich received his Ph.D. from Massachusetts Institute of Technology, his M.B.A. from the University of Pittsburgh and his B.S. in Electrical Engineering from the University of California at Berkeley.

Directorships in the past five years: Astrata Group (2011 to present) and Leading Edge Technologies (2001 to 2014).

Harry Rubin. Mr. Rubin has served as a director since August 2006. Mr. Rubin is currently Chairman of Henmead Enterprises, in which capacity he advises various companies regarding strategy, acquisitions and divestitures. He held board positions at a number of private and public companies such as the A&E Network, RCA/Columbia Pictures Home Video, the Genisco Technology Corporation and Image-Metrics Plc. He was a founding partner of the Boston Beer Company. In the 12 years prior to 2006, Mr. Rubin held various senior management roles in the computer software industry, including Senior Executive Vice President and Chief Operating Officer of Atari, and President of International Operations and Chief Financial Officer for GT Interactive Software. Mr. Rubin entered the computer software business in 1993 when he became Executive VP for GT Interactive Software as a start-up company, played a leadership role in GT’s progression as the company went public in 1995 and became one of the largest industry players. Prior to 1993, he held various senior financial and general management positions at RCA, GE and NBC. Through his various management roles, Mr. Rubin has developed an in-depth knowledge and experience in strategic development that is key to our growth.

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Education: He is a graduate of Stanford University and Harvard Business School.

Directorships in the past five years: 784 Park Avenue Realty, Inc. (December 2005 to present) and Henmead Enterprises, Inc. (1991 to present).

Ziwang Xu. Mr. Xu has served as a director since February 2010. Mr. Xu is currently the Chairman of CXC Capital, Inc. and CXC China Sustainable Growth Fund, companies which he founded in March of 2008 and which are based in Shanghai, China. From November of 2005 until founding CXC, he was a private investor in Shanghai and worked on the development of residential real estate projects. During this same time, he was an Advisory Director for Goldman Sachs in Beijing, China. From 1997 through 2005, he served as a Managing Director and Partner for Goldman Sachs in Hong Kong. He is also currently an Advisor with Clayton, Dubilier & Rice, a member of the Board of Overseers of the Fletcher School of Law and Diplomacy at Tufts University, and Vice Chairman, Alumni Association of Economics and Finance, of Fudan University in Shanghai, China. Additionally, he is a member of the Shanghai Comprehensive Economy Studies Council and the Shanghai International Cultural Council. Mr. Xu’s background in overseas markets and his experience in finance matters have provided him with valuable insights into our strategy.

Education: He holds a B.A. from East China Normal University and an M.A. in Economics from Fudan University and an M.A. in International Business from the Fletcher School of Law and Diplomacy at Tufts University.

Directorships in the past five years: Shanghai Ruibo New Energy Automobile Technology Company (2010 to present), CXC Capital, Inc. (2008 to present), and Lubao New Energy Company (2007 to present).

Robert F. Anderson. Mr. Anderson has served as a director since March 2018. Mr. Anderson is a seasoned commercial executive with over 35 years of leading global sales teams for General Electric Corporation and Stewart & Stevenson. Most recently, he served as Vice President, General Electric Packaged Power Inc. and General Manager Fast Power Americas for General Electric from February 2014 to June 2017. Prior to that, he served as General Manager, Global Sales with strategic responsibilities for a worldwide products and services team for GE Aero Energy in their aeroderivative gas turbine product line. In 2010, GE Aero became part of GE Distributed Power and he added General Manager, North America to his responsibilities. Throughout his GE career, he held progressively responsible positions with assignments in Houston, Texas, west Texas and Venezuela. We believe his past commercial experience and leadership is an important addition to the Board.

Education: He holds a BBA in International Business from the University of Texas and has a Diploma in Spanish Studies from the Universidad Complutense in Madrid, Spain.

Directorships in the past five years: None, other than our Board.

Vote Required

The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees. Abstentions will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

Board Recommendation

The Board recommends a vote “FOR” each nominee to the Board.

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INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Communicating with the Board

Stockholders who wish to communicate to the Board should do so in writing to the following address:

[Name of Director(s) or Board of Directors]

Synthesis Energy Systems, Inc.

Attn: Corporate Controller

One Riverway, Suite 1700

Houston, Texas 77056

All such communications are logged and those not deemed frivolous, threatening or otherwise inappropriate are forwarded to the Chairman of the Nominating and Corporate Governance Committee for distribution.

Board Member Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Other than DeLome Fair, none of our directors attended the Annual Meeting of Stockholders for the year ended June 30, 2017.

Director Independence

The Board has determined that the following members are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules: Lorenzo Lamadrid, Denis Slavich, Harry Rubin, Ziwang Xu, and Robert Anderson.

Board Leadership Structure

Our Board believes that independent leadership is a critical component of our governance structure. Since 2006, our chairman and chief executive officer roles have been separated and the Board continues to believe that this structure is appropriate at this time. By separating the roles of the chairman and chief executive officer, our chief executive officer can focus their time and energy on setting our strategic direction, overseeing daily operations, developing our future, and promoting employee engagement at all levels of the organization. Meanwhile, our independent chairman leads the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content, engaging with the chief executive officer and senior management team between Board meetings on business developments, and providing overall guidance to our chief executive officer as to the Board’s views and perspectives, particularly on our strategic direction. As a result of this, we do not believe that a separate lead independent director is necessary at this time. If the positions of chairman and chief executive officer are held by the same person in the future, the Board may select a lead director from among the independent directors.

Board Role in Risk Oversight

Our Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee of the Board (the “Audit Committee”) has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee of the Board (the “Compensation Committee”) oversees compliance with our compensation plans, and the Nominating and Corporate Governance Committee oversees compliance with our corporate governance principles. Each of the committees reports to the Board regarding the areas of risk they oversee.

Meeting Attendance and Board Committees

Meetings of the Board. During the year ended June 30, 2018, the Board held twenty-one meetings. All directors, with the exception of Mr. Xu, attended at least 75 percent of the total meetings of the Board and the committees on which they served for the year ended June 30, 2018. We believe that attendance at meetings of the Board is only one criterion for judging the contribution of individual directors and that all directors have made substantial and valuable contributions.

Audit Committee. During the year ended June 30, 2018, the members of the Audit Committee were Ziwang Xu, Charles Brown, Denis Slavich and Harry Rubin, with Mr. Slavich serving as Chairman. The Board has determined that Mr. Slavich is an audit committee financial expert under Item 407(d) of Regulation S-K of the SEC. All of the members of the Audit Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Audit Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investor Center” section of our website at www.synthesisenergy.com. The Audit Committee met nine times during the year ended June 30, 2018. Effective December 31, 2018, Charles Brown resigned from the Board and each of its committees on which he served.

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The primary purpose of the Audit Committee is to assist the Board in overseeing (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the qualifications and independence of the independent registered public accountants and (d) the performance of our internal auditors (or other personnel responsible for the internal audit function).

Compensation Committee. During the year ended June 30, 2018, the members of the Compensation Committee were Lorenzo Lamadrid, Denis Slavich, Harry Rubin and Robert Anderson, with Mr. Rubin serving as Chairman. All of the members were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Compensation Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investor Center” section of our website at www.synthesisenergy.com. The Compensation Committee met four times during the year ended June 30, 2018. Mr. Anderson began serving on the Compensation Committee effective June 7, 2018.

The primary purpose of the Compensation Committee is to provide oversight on the broad range of matters surrounding the compensation of management, including recommending to the Board the compensation for our chief executive officer and approving the compensation and employee benefits for our other executive officers and employees. The Compensation Committee determines the total compensation (including the nature and amount of each element of the compensation) of our President and Chief Executive Officer. The President and Chief Executive Officer attends the meetings of the Compensation Committee regarding executive compensation for all other executive officers and discusses their recommendations with the Compensation Committee, including their evaluation of the performance of the other executive officers in arriving at those recommendations, which are based on their direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation for such executives.

The Compensation Committee has in the past directly engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments. No compensation consultants were engaged during the years ended June 30, 2017 or 2018.

Nominating and Corporate Governance Committee. During the year ended June 30, 2018, the members of the Nominating and Corporate Governance Committee were Lorenzo Lamadrid, Denis Slavich, Charles Brown, Harry Rubin and Robert Anderson, with Mr. Lamadrid serving as Chairman. All of the members of the Nominating and Corporate Governance Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investor Center” section of our website at www.synthesisenergy.com. The Nominating and Corporate Governance Committee met four times during the year ended June 30, 2018. Effective December 31, 2018, Charles Brown resigned from the Board and each of its committees on which he served. Mr. Anderson began serving on the Compensation Committee effective June 7, 2018.

The primary purpose of the Nominating and Corporate Governance Committee is to provide oversight on the broad range of matters surrounding the composition and operation of the Board. These matters include identifying individuals qualified to become Board members, recommending to the Board director nominees, and recommending to the Board a set of corporate governance principles applicable to us.

Director Nominations Process. Nominating functions are handled by the Nominating and Corporate Governance Committee pursuant to its charter. Our Bylaws also contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. Historically, we have not had a formal policy concerning stockholder recommendation to the Nominating and Corporate Governance Committee (or its predecessors), other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the Nominating and Corporate Governance Committee (or any predecessor) consider a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in our proxy statement, and therefore we believe that, other than the provisions contained in our Bylaws, no formal policy concerning stockholder recommendations is needed. There are no differences in the criteria used by the Nominating and Corporate Governance Committee when evaluating nominations made by our stockholders.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size of the Board;

●	our needs with respect to the particular talents and experience of our directors;

●	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	familiarity with our business and industry;

●	experience with accounting rules and practices; and

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

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The goal of the Nominating and Corporate Governance Committee is to assemble a Board that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it deems to be in the best interests of us and our stockholders. The Nominating and Corporate Governance Committee does, however believe it appropriate that a majority of the members of the Board meet the definition of “independent director” under the rules of The NASDAQ Stock Market, as is required under such rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complementary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating and Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board are polled for suggestions as to individuals meeting such criteria. Research may also be performed to identify qualified individuals. In the past, we have also engaged third parties and search firms to identify or evaluate or assist in identifying potential nominees.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given as described under “Other Information – Stockholder Proposal Information” in this proxy statement. Pursuant to the requirements of our Bylaws, each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice, among other things, (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares that are beneficially owned by such stockholder and that are owned of record by such stockholder. There have not been any material changes to the procedures by which stockholders may recommend nominees to the Board since the Annual Meeting of Stockholders for the year ended June 30, 2017.

Code of Ethics. We have adopted a Code of Business and Ethical Conduct that applies to all of our employees, as well as each member of our Board. The Code of Business and Ethical Conduct is available under “Corporate Governance” at the “Investor Center” section of our website at www.synthesisenergy.com. We intend to post amendments to or waivers from the Code of Business and Ethical Conduct (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) at this location on our website.

Where to Find Corporate Governance Information

The charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business and Ethical Conduct are available under “Corporate Governance” at the “Investor Center” section of our website at www.synthesisenergy.com. Copies of these documents are also available in print form at no charge by sending a request to, Synthesis Energy Systems, Inc., Attention: Corporate Controller, One Riverway, Suite 1700, Houston, Texas 77056, telephone (713) 579-0600.

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Proposal 2

PROPOSAL TO AUTHORIZE THE BOARD TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SHARE SPLIT OF OUR COMMON STOCK

General

We are asking you to approve a proposal to authorize the Board, in its sole and absolute discretion, without further action of the stockholders, to file an amendment to our Certificate of Incorporation (the “Certificate”), to effect a reverse stock split of our common stock at a specific ratio to be determined by the Board, ranging from 1-to-2 and 1-to-8 inclusive (the “Reverse Split”). This proposal is being submitted for your approval pursuant to the Delaware General Corporation Law and SEC rules.

If this Proposal 2 is approved by stockholders, the Board will have the authority, but not the obligation, in its sole and absolute discretion, and without further action on the part of the stockholders, to affect the approved Reverse Split by filing the amendment with the Secretary of State of the State of Delaware at any time after the stockholders’ approval of the Reverse Split. If the amendment has not been filed with the Secretary of State of the State of Delaware within one year from the date of the Annual Meeting, the Board will abandon the Reverse Split.

The text of the proposed amendment is included as Annex A to this Proxy Statement. Such text is however subject to revision for such changes as may be required by the Secretary of State of the State of Delaware, and other changes consistent with this Proposal 2 that we may deem necessary or appropriate.

Reasons for Reverse Split

Our common stock is listed on the NASDAQ. In order for our common stock to continue to be listed on the NASDAQ, we must comply with various listing standards, including that we maintain a minimum bid price of at least $1.00 per share of common stock during a consecutive 30 trading-day period. On February 5, 2019, we received a deficiency letter from the NASDAQ notifying us that, for the last 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the NASDAQ Capital Market pursuant to the NASDAQ Listing Rules (the “Rules”). In accordance with the Rules, the Company was provided a period of 180 calendar days, or until August 5, 2019, to regain compliance with the listing requirements. If we do not regain compliance before August 5, 2019, the NASDAQ stated that it will provide us with written notice that its securities are subject to delisting. At that time, we may appeal the NASDAQ’s determination to a NASDAQ Listing Qualifications Panel, which would stay any further delisting action by the NASDAQ pending a final decision by the panel. Alternatively, we may be eligible for an additional 180 calendar day grace period if we meet the continued listing standards, with the exception of bid price, for the NASDAQ Capital Market, and we effect the Reverse Split. The Board has approved the proposed Reverse Split amendment and recommends that stockholders approve such amendment for the purpose of increasing the price of our common stock in order to regain compliance with the NASDAQ’s listing requirements.

In addition to our desire to continue to be listed on an exchange, the Board believes that the low market price of our common stock impairs our marketability and acceptance by institutional investors and other members of the investing public and creates a negative impression of our company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our common stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the decrease in the number of outstanding shares of our common stock resulting from the Reverse Split, and the anticipated increase in the per share trading price will encourage greater interest in our common stock among members of the financial community and the investing public, and possibly create a more liquid market for our stockholders. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares outstanding if the Reverse Split is affected, particularly if the trading price per share of our common stock begins a declining trend after the Reverse Split takes effect.

Effects of Reverse Split on our Common Stock

General

If the Reverse Split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of common stock based on the ratio selected by the Board. Our common stock currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NASDAQ. Following the Reverse Split, our common stock will continue to be listed on the NASDAQ under the symbol “SES,” although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the outstanding shares of our common stock after the Reverse Split. The number of stockholders of record will not be affected by the Reverse Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Split.

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If the Reverse Split is approved, the increased proportion of our authorized but unissued shares of common stock to be issued and outstanding shares could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the share ownership of a person seeking to effect a change in composition of the Board or contemplating a tender offer or other transaction for a combination with us and another entity. The Reverse Split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Stockholders have no right under Delaware law or the Certificate, to dissent from the Reverse Split or to dissent from the payment of cash in lieu of issuing fractional shares.

Effects on Reverse Split on Outstanding Convertible Securities

The number of shares of common stock subject to outstanding convertible securities issued by us will be reduced by the same ratio as the reduction in the outstanding shares of common stock resulting from the Reverse Split and the exercise price will be increased by the same ratio.

Effectiveness of the Reverse Split

The Reverse Split would become effective on the date of filing of the amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Split ratio determined by the Board within the limits set forth in this Proposal 2.

Effect on Legal Ability to Pay Dividends

The Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Split will have any effect with respect to future distributions, if any, to our stockholders.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result the Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split will automatically be entitled to receive an additional share of our common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Accounting Consequences of Reverse Split – Reduction in Stated Capital

The par value of our common stock would remain unchanged at $0.01 per share after the Reverse Split. However, the stated capital on our balance sheet attributable to our common stock would be adjusted downward in proportion to the Reverse Split. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding common stock, shall be credited with the amount by which stated capital is reduced. Our total stockholders’ equity, in the aggregate, will remain unchanged. Additionally, net income (loss) per share would increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding.

Book-Entry Shares

If the Reverse Split is effected, stockholders who hold uncertificated shares (i.e. shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Split.

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Stockholders who hold uncertificated shares as direct owners will be sent a transmittal letter by our transfer agent and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Split.

Effect on the Incentive Plans

As of the Record Date, we had approximately 1,616,563 shares of common stock subject to options and shares of unvested restricted stock outstanding under the 2015 Long Term Incentive Plan (the “2015 Plan”) and the Amended and Restated 2005 Incentive Plan (the “2005 Plan,” and together with the 2015 Plan, the “Incentive Plans”). The Incentive Plans provide for adjustment to the shares outstanding and available for issuance and awards granted under the Incentive Plans in the event of a stock split. Should the Reverse Split be effected, the Board has approved proportionate adjustments to the number of shares outstanding and available for issuance under Incentive Plans and proportionate adjustments to the number of shares, exercise price, grant price or purchase price relating to any award under the Incentive Plans in accordance with the terms of the Incentive Plans. There will be no fractional shares issued in connection with the adjustment and any fractions resulting from the adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

Accordingly, if the Reverse Split is approved by our stockholders, the number of all outstanding equity awards, the number of shares available for issuance and the exercise price, grant price or purchase price relating to any award under the Incentive Plans will immediately be proportionately adjusted. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes to the Incentive Plans.

Exchange of Share Certificates

If a Reverse Split is implemented, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from our transfer agent promptly after the effectiveness of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Certain Risk Factors Associated with the Reverse Split

Reduced Market Capitalization. As noted above, the principal purpose of the Reverse Split will be to increase the trading price of our common stock to continue to be listed on the NASDAQ. We cannot assure you, however, that the Reverse Split, if implemented, will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase the trading price of our common stock, we cannot assure you that the Reverse Split will increase the trading price of our common stock by a multiple equal to the number of pre-Reverse Split shares or result in any permanent increase in the trading price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the trading price decline after implementation of the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases, the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the trading price of our common stock immediately after the Reverse Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, as previously noted, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

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Liquidity. Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely effected by the reduced number of shares outstanding after the Reverse Split.

Certain Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (x) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (y) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A foreign stockholder is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholder that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (vii) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (viii) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (ix) persons who acquire shares of common stock in connection with employment or other performance of services; (x) dealers and other stockholders that do not own their shares of common stock as capital assets; or (xi) U.S. expatriates. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or the Medicare tax on net investment income or the effects of any state, local or foreign tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income treatment of a partner in a partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding U.S. federal income tax consequences of the Reverse Split.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position would not be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from the Reverse Split:

●	a U.S. stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, in person or by proxy. For the approval of this amendment to the Certificate, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment. Because this is a routine matter, if you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal, and your broker may have discretion to vote for or against the proposal without your instruction.

Board Recommendation

The Board recommends a vote “FOR” authorizing the Board to amend the Certificate to provide for the Reverse Split.

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Proposal 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 2019

General

In November 2017, RSM US, LLP, a U.S. based accounting firm (“RSM”), became our independent registered public accountants. The Audit Committee, in its capacity as a committee of the Board, selected RSM to audit our financial statements for the fiscal year ending June 30, 2019. As disclosed in more detail below, prior to November 20, 2017, BDO USA, LLP (“BDO”) served as our independent registered public accountants.

Representatives of RSM plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. These representatives will be able to make a statement at the Annual Meeting if they wish, although we do not expect them to do so.

Stockholder ratification of the appointment of RSM is not required by the rules of The NASDAQ Stock Market or the SEC or by our Bylaws. However, our Board is submitting the appointment of RSM to you for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will review its future selection of our independent registered public accountants. Even if the appointment of RSM is ratified, the Audit Committee may change to different independent registered public accountants if it determines a change may be in the best interest of us and our stockholders.

Change in Accountants

Effective November 20, 2017, the Audit Committee approved the dismissal of BDO as our independent registered public accounting firm and engaged RSM as our independent registered public accounting firm for the Company’s fiscal year ended June 30, 2018 and related interim periods. The decision to engage RSM as our independent registered public accounting firm was approved by the Audit Committee.

BDO’s audit reports on our consolidated financial statements as of June 30, 2017, 2016, 2015 and for each of the years in the three-year period ended June 30, 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2017, 2016, 2015 and the subsequent interim period through November 20, 2017, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the year ended June 30, 2017, there was a “reportable event” as defined in Regulation S-K, Item 304(a)(1)(v). We reported the existence of a material weakness in our internal control over financial reporting relating to the preparation and review of the impairment evaluation of our cost method investments, as more fully described in Item 9A of our Annual Report on Form 10-K for the year ended June 30, 2017, and our Quarterly Reports on Form 10-Q for the periods ended September 30, 2016, December 31, 2016 and March 31, 2017 and September 30, 2017. The Audit Committee and the Board discussed the material weakness with BDO and authorized BDO to respond fully to the inquiries of RSM concerning the material weakness.

BDO was provided a copy of the above disclosures and has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

During the fiscal years ended June 30, 2017, 2016, and 2015 and the subsequent interim period prior to the engagement of RSM, we did not consult with RSM regarding either (i) the application of accounting principles to specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statement and neither a written report was provided to us or oral advice was provided that RSM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instruction to Item 304 of Regulation S-K or a reportable event as the term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

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Vote Required

The ratification of RSM as our independent registered public accountants for the fiscal year ending June 30, 2019 requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote ‘‘FOR’’ or ‘‘AGAINST’’ or ‘‘ABSTAIN’’ from voting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the approval of this proposal.

Board Recommendation

The Board recommends a vote “FOR” the ratification of RSM US, LLP as our independent registered public accountants for the fiscal year ending June 30, 2019.

Report of the Audit Committee

The Audit Committee assists the Board in overseeing: (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent registered public accountants and (iv) the performance of our internal auditors (or other personnel responsible for the internal audit function) and independent registered public accountants. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent registered public accountants and our financial management. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The independent registered public accountants report directly to the Audit Committee.

Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control over financial reporting. Our independent registered public accountants are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of our independent registered public accountants. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accountants.

The Audit Committee met with our independent registered public accountants and discussed the overall scope and plans for their audit. The Audit Committee also discussed with the independent registered public accountants matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 16.

RSM also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the Audit Committee discussed its independence with the independent registered public accountants. When considering RSM’s independence, the Audit Committee considered the non-audit services provided to us by the independent registered public accountants and concluded that such services are compatible with maintaining the independence of the independent registered public accountants.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended June 30, 2018 with management and RSM. Based on the Audit Committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent registered public accountants and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2018 filed with the SEC.

Denis Slavich
Harry Rubin
Xu, Ziwang Charles Brown

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INFORMATION REGARDING THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT’S FEES, SERVICES AND INDEPENDENCE

Independent Registered Public Accountant Fees

In the year ended June 30, 2018, RSM provided services in the following categories and amounts:

June 30, 2018
Audit Fees	$398,464
Audit-Related Fees(1)	—
Tax Fees	54,000
All Other Fees	—

Total	$452,464

(1)	The Audit Committee pre-approved 100% of the services rendered in connection with the Audit-Related Fees for the fiscal years ended June 30, 2018.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Alternatively, the engagement of the independent registered public accountants may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

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Proposal 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing stockholders with the opportunity to cast an advisory vote on whether future advisory votes on executive compensation should be held every year, every two years or every three years.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2014, with a majority of the votes cast voting to hold the say-on-pay vote every third year. Since 2014, we have held the say-on-pay vote at every third annual meeting.

The Board believes that a frequency of every “3 years” for future advisory votes on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to the section titled “Communicating with the Board” in this proxy statement for information about communicating with the Board.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every year, every two years or every three years or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

The alternative “1 Year,” “2 Years,” or “3 Years” receiving the greatest number of votes cast by the stockholders, a plurality, will be the stockholders’ non-binding choice as to the frequency of the occurrence of future advisory votes on executive compensation. Abstentions and broker non-votes will not affect the outcome of the election of directors. For the advisory vote on the frequency of the “say on pay” vote, you may choose between “1 Year,” “2 Years,” or “3 Years” or abstain from voting.

Board Recommendation

The Board recommends a vote for the option every “3 Years” for future advisory votes on executive compensation.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information concerning compensation paid or accrued during the fiscal years ended June 30, 2018 and 2017 to each person who served as our principal executive officer during the year ended June 30, 2018, and our principal financial officer, to whom we sometimes refer together as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
DeLome Fair	2018	$266,667	$—	$—	$57,500	$—	$—	$324,167
President and CEO(2) (principal executive and principal financial officer)	2017	$333,333	$30,750	$—	$57,500	$—	$—	$421,583

David Hiscocks	2018	$138,000	$—	$—	$13,800	$—	$—	$151,800
Corporate Controller(3) (principal accounting officer)	2017	$21,635	$—	$—	$23,589	$—	$—	$45,224

Chris Raczkowski	2018	$126,044	$—	$—	$—	$—	$—	$126,044
President-Asia(4)	2017	$54,667	$—	$—	$232,833	$—	$—	$287,500

Scott Davis	2018	$—	$—	$—	$—	$—	$—	$—
Former Chief Accounting Officer(5) (and principal financial officer)	2017	$171,554	$—	$1,386	$—	$—	$—	$172,940

Roger Ondreko	2018	$—	$—	$—	$—	$—	$—	$—
Former Chief Financial Officer(6)(and principal financial officer)	2017	$118,173	$—	$—	$—	$—	$60,000	$178,173

(1)	The amounts in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value of awards pursuant to our 2015 Long Term Incentive Plan (the “2015 Plan”) and Amended and Restated 2005 Incentive Plan, as amended (the “2005 Plan”), for the fiscal years ended June 30, 2018 and 2017, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 15—Equity” to our audited financial statements for the fiscal year ended June 30, 2018 included in our Annual Report on Form 10-K for the year ended June 30, 2018. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	In December 2014, DeLome Fair joined our executive team as Senior Vice President, Gasification Technology. In March 2015, Ms. Fair was additionally named President of SES Technologies, LLC, one of our wholly owned subsidiaries. In February 2016, Ms. Fair was named our President and Chief Executive Officer. In May 2017, Ms. Fair began serving as our principal financial officer. In May 2017, she also received an option award in lieu of $50,000 of base salary earned for the period from May 1, 2017 to October 31, 2017. In January 2018, she also received an option award in lieu of $50,000 of base salary earned for the period January 1, 2018 to June 30, 2018. On February 8, 2019, Ms. Fair announced her resignation effective March 1, 2019.

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(3)	David Hiscocks was named Corporate Controller, Chief Accounting Officer and Corporate Secretary on May 9, 2017 and received an option award in connection with his employment letter. In January 2018, he received an option award in lieu of $12,000 of base salary earned for the period January 1, 2018 to June 30, 2018.

(4)	Chris Raczkowski joined the management team in December 2016 and received a signing option award of $168,000 in connection with commencing his service as President - Asia. In May 2017, he received an option award in lieu of $64,833 of base salary earned for the period May 1 through October 31, 2017. As of May 10, 2018, Mr. Raczkowski was no longer employed by us.

(5)	Scott Davis was hired as our Corporate Controller, Chief Accounting Officer and Corporate Secretary in May 2016. On October 14, 2016, Mr. Davis was appointed principal financial officer. Mr. Davis resigned effective May 22, 2017.

(6)	In May 2014, Roger Ondreko was hired as our Chief Accounting Officer, Controller and Secretary. Mr. Ondreko became our Chief Financial Officer effective August 22, 2014. On October 14, 2016, Mr. Ondreko announced his resignation effective November 4, 2016.

Compensation Philosophy and Objectives

Our philosophy in establishing executive compensation policies and practices is to align each element of compensation with our short-term and long-term strategic objectives, while providing competitive compensation that enables us to attract and retain top-quality executive talent.

The primary objectives of our compensation policies and practices for our named executive officers for the fiscal years ended June 30, 2018 and June 30, 2017 are to:

●	Attract, retain, motivate and reward highly qualified and competent executives who have extensive industry experience through a mix of base salary, cash incentives and long-term equity incentives that recognize individual and company performance; and

●	Provide incentives to increase and maximize stockholder value by emphasizing equity-based compensation to more closely align the interests of executives with those of our stockholders.

We have adopted this philosophy because we believe that it is critical to our continued success and the achievement of our short-term and long-term goals and objectives as a company for our stockholders.

Administration

Our executive compensation program is administered by the Compensation Committee in accordance with its charter and other corporate governance requirements of the SEC and The NASDAQ Stock Market.

The Compensation Committee has in the past engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments.

The Compensation Committee determined the total compensation (including the nature and amount of each element of the compensation) of Ms. Fair, and effective March 1, 2019 Mr. Rigdon, as our President and Chief Executive Officer. Our chief executive officer plays a key role in determining executive compensation for the other officers. The chief executive officer attends the meetings of the Compensation Committee regarding executive compensation and discusses her recommendations with the Compensation Committee, including the evaluation of the performance of the other named executive officers in arriving at her recommendations, which are based on the direct evaluation of such executives by our President and Chief Executive Officer, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation program for such executives.

Compensation Program

Based on and consistent with the philosophy and objectives stated above, our current executive compensation program and its historical programs and practices consist of the following elements:

● Base salary;

● Cash incentive awards;

● Long-term equity incentive awards;

● Post-employment benefits; and

● Benefits and perquisites.

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We have chosen these elements to remain competitive in attracting and retaining executive talent and to provide strong incentives for consistent high performance with current and potential financial rewards. The compensation packages of the named executive officers are intended to be evenly balanced among the various elements. The goal of this policy was and continues to be to attract and retain the executives to ensure our long-term success. We also provide employee benefits such as health, dental and life insurance pursuant to plans that are generally available to our employees. We think our mix of compensation instills in our executives the importance of achieving our short-term and long-term business goals and objectives and thereby increasing stockholder value.

Consistent with our total executive compensation philosophy set forth above, in setting executive compensation the Compensation Committee considers the total compensation payable to a named executive officer and each form of compensation. The Compensation Committee seeks to achieve a balance between immediate cash rewards for the achievement of company-wide objectives and individual objectives, and long-term incentives that vest over time and that are designed to align the interests of our named executive officers with those of our stockholders.

Additional details regarding each element of our executive compensation program are as follows:

Base Salaries. The base salary range for the named executive officers was established by the Compensation Committee. Base salary is viewed as a less significant element of compensation than long-term equity, so the levels are less than those of peer companies. The Compensation Committee approves all increases in base salary for our named executive officers in advance. The Compensation Committee reviews salaries of executive officers at periodic intervals and awards increases, if appropriate. In assessing the amount and timing of salary adjustments, if any, the Compensation Committee considers changes in functions and responsibilities, if any, competitive salaries and peer comparisons, and relative employment positions. The Compensation Committee may also consider elements of individual performance in future salary adjustments, but to this point, has not done so. Base salaries for all named executive officers for the fiscal years ended June 30, 2018 and 2017, as applicable, are shown in the “Salary” column of the Summary Compensation Table above.

Cash Incentive Compensation. Named executive officers are each eligible for consideration for cash incentive compensation awards under the terms of their employment agreements as described under “—Employment Agreements” below, within the discretion of the Compensation Committee, which is common among the peer group noted above. The awards are intended to link cash incentive compensation to achievement of our short-term business objectives and stockholders’ interests as a whole and would be based on objective performance measures, thresholds and goals. As discussed below, for Ms. Fair in 2017, the Compensation Committee established certain objective measures, including financial objectives (30% of bonus target), operational objectives (55% of bonus target) and stock price and investor relation objectives (15%). The Compensation Committee has not established objective targets for any other named executive officer.

Long-Term Equity Incentive Compensation. The Compensation Committee provides stock or equity incentives and rewards to executive officers in order to link the executive’s long-term interests to those of our stockholders and to encourage stock ownership by executives as a means of aligning the executives’ long-term interests with those of our stockholders. The analysis of awards by the Compensation Committee is based upon an overall review of the performance of us and our management and the Compensation Committee’s assessment of the appropriate level of long-term equity incentive compensation. The Compensation Committee does not follow a specific process or necessarily consider objective or the same factors when making its overall review of our performance.

The 2015 Plan is maintained with the objectives of: (i) attracting and retaining selected key employees, consultants and outside directors; (ii) encouraging their commitment; (iii) motivating superior performance; (iv) facilitating attainment of ownership interests in us; (v) aligning personal interests with those of our stockholders; and (vi) enabling grantees to share in our long-term growth and success.

The Compensation Committee exercises its discretion in determining the mix between and among awards of incentive stock options, non-qualified stock options and restricted stock. To date, the only incentive awards granted to the named executive officers by the Compensation Committee have been stock options. The exercise price of stock options is based on the fair market value of a share of our common stock on the date of grant, which, under the 2015 Plan, is the closing sales price on that date of a share of our common stock as reported on The NASDAQ Stock Market.

Currently, stock options granted under the 2015 Plan vest ratably on the first, second, third and fourth anniversaries of the grant date so that the options are fully vested after four years, except that in limited circumstances, we have granted stock options vesting in four quarterly installments over twelve months to our directors and granted stock options with modified vesting to executive officers who elected to exchange base salary for incentive compensation. Stock option grants are available for exercise for ten years from the date of grant. Since stock options are priced at fair market value on the date of grant, the options will only have value to the grantee if the market price of our common stock increases after the grant of the option.

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Post-Employment Benefits. We have entered into employment agreements with our executive officers which provide for the payment of severance and other post-termination benefits depending on the nature of the termination, including, in some cases, severance payments in the event of a termination following a “change in control.” The Compensation Committee believes that the terms and conditions of these agreements are reasonable and assist us in retaining the executive talent needed to achieve our objectives. In particular, the agreements, in the event of a “change in control,” help executives focus their attention on the performance of their duties in the best interests of the stockholders without being concerned about the consequences to them of a change in control and help promote continuity of senior management. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided under the heading “—Potential Payments Upon Termination or Change of Control” below.

Benefits and Executive Perquisites. As our executives and employees, the named executive officers are eligible to participate in the health, dental, short-term disability and long-term disability insurance plans and programs provided to all company employees. Named executive officers are also eligible to participate in our 401(k) plan, which is generally available to all of our employees.

Employment Agreements

Effective March 1, 2019, we entered into an employment agreement with Robert Rigdon, our President and Chief Executive Officer. He is entitled to receive an annual base salary of up to $180,000 and additional compensation for merger or restructuring transactions or the Company’s sale of assets in China, including but not limited to the Yima Joint Venture or the TSEC Joint Venture in the amount of 2% of consideration actually received by the Company or the sale of the Company’s assets included but not limited to the Company’s gasification technology or its ownership interests in BFR, AFE, or SES in the amount of 3% of the consideration received by the Company. Consideration is net of any transaction fees. The Company’s obligation to pay principal and interest, or any other contractual payments, owed to the debtholders as well as any tax payment obligations must be satisfied prior to any additional compensation amounts being paid as additional compensation as specified in the agreement. Additional compensation payments are capped in aggregate at $320,000 provided however that to the extent the completed transactions include a transaction related to the Company’s ownership in BFR, the aggregated cap shall be $500,000. If Mr. Rigdon’s employment is terminated other than for cause (as defined in the employment agreement), he will continue to be able to earn performance bonuses for six months after his termination if the objectives are achieved. Mr. Rigdon is subject to non-competition, confidentiality and non-disparagement obligations.

Effective May 9, 2017, we entered into an employment letter with David Hiscocks our Corporate Controller and Corporate Secretary. Mr. Hiscocks’ employment is at-will and is terminable by either us or Mr. Hiscocks at any time with or without advanced notice. Mr. Hiscocks is entitled to receive annual base compensation of $150,000. Mr. Hiscocks is also eligible for discretionary bonuses from time to time in the Company’s sole discretion and based on achievement of individual and Company objectives. Mr. Hiscocks’ base compensation is subject to increase in the discretion of the Compensation Committee. The letter prohibits Mr. Hiscocks from competing with us during his employment and for a period of six months thereafter and is also prohibited from soliciting our employees for a period of six months after termination of his employment. Mr. Hiscocks received a grant of nonstatutory stock options to acquire shares of the Company’s common stock with an aggregate value of $30,000 under the Plan, vesting as to 25% on each anniversary of the date of the agreement. Mr. Hiscocks is also eligible to receive additional share based compensation awards at the sole discretion of the Compensation Committee.

Potential Payments upon Termination or Change of Control

The Company reports no potential payments upon termination or a change in control because (i) Mr. Hiscocks’ employment letter does not include provisions for payments in connection with a termination or change of control, (ii) Ms. Fair resigned effective March 1, 2019, (iii) Mr. Raczkowski resigned effective May 10, 2018, (iv) Mr. Ondreko resigned effective November 4, 2016, and (v) Mr. Davis resigned effective May 22, 2017.

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The following table describes potential payments upon termination related to Mr. Rigdon:

Mr. Rigdon Chief Executive Officer and President
Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Death or Disability ($)	After a Change in Control (2) ($)
Compensation

Severance (3)	$—	$—	$—	$—	$—	$—
Performance bonus (4)	—	500,000	—	500,000	—	500,000
Stock Options (Unvested and Accelerated) (5)	—	—	—	—	—	—

Benefits and Perquisites
Health and Welfare Benefits Continuation (6)	—	9,048	—	9,048	—	9,048
Tax Gross-up	—	—	—	—	—	—

Total	$—	$509,048	—	$509,048	—	$509,048

(1)	For purposes of this analysis, we assumed the effective date of termination is subsequent to the effective date of March 1, 2019.
(2)	“After a Change in Control” means a termination for any reason within 60 days of a change in control.
(3)	There is no severance related to base salary upon termination.
(4)	Performance bonus for table purposes assumes the maximum amount of additional compensation which Mr. Rigdon could receive as discussed above under his employment agreement.
(5)	Pursuant to the terms of the employment agreement, under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination,” or “After a Change in Control,” the vesting of all outstanding stock options would be accelerated, and all stock options shall be 100% vested on the date of termination of employment or the effective date of the “change in control” as applicable.
(6)	Health and Welfare Benefits Continuation is calculated as 12 months of reimbursement of COBRA premiums under “Involuntary Not for Cause Termination,” “Voluntary Termination for Good Reason” and “After a Change in Control.” Such benefits payable will cease prior to the end of 12 months if Mr. Rigdon is eligible to participate in health insurance plan of another employer.

Outstanding Equity Awards for Year Ended June 30, 2018

The following table shows the number of shares covered by exercisable and unexercisable options held by our named executive officers on June 30, 2018. Each of the awards in the table were made under the 2015 Plan and 2005 Plan.

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	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
((a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
DeLome Fair	25,000	—	—	7.36	01/06/25	(1)	—	—	—	—
	2,343	782	—	6.08	03/09/25	(2)	—	—	—	—
	28,125	9,375	—	5.44	02/15/26	(3)	—	—	—	—
	13,095	—	—	6.56	05/01/27	(4)	—	—	—	—
	29,458	—	—	2.86	01/01/28	(5)	—	—	—	—

Chris Raczkowski	16,979	—	—	6.56	11/11/18	(6)	—	—	—	—

David Hiscocks	1,399	4,198	—	7.36	05/09/27	(7)	—	—	—	—
	7,070	—	—	2.86	01/01/28	(8)	—	—	—	—

Roger Ondreko(9)	—	—	—	—	—		—	—	—	—
Scott Davis (10)	—	—	—	—	—		—	—	—	—

(1)	On January 6, 2015, Ms. Fair received an option exercisable for 25,000 shares of common stock at an exercise price of $7.36. The option vested in four equal installments, with the first installment vesting on the date of grant and then vesting yearly thereafter on each January 6, 2016, 2017, and 2018.

(2)	On March 9, 2015, Ms. Fair received an option exercisable for 3,125 shares of common stock at an exercise price of $6.08. The option vested in four equal installments on each March 9, 2016, 2017, 2018, and 2019. The award was fully vested in connection with her resignation effective March 1, 2019.

(3)	On February 15, 2016, Ms. Fair received an option exercisable for 37,500 shares of common stock at an exercise price of $5.44. The option vested in four equal installments, with the first installment vesting on the date of grant and then vesting yearly thereafter on each February 15, 2017, 2018, and 2019.

(4)	On May 1, 2017, Ms. Fair received an option exercisable for 13,095 shares of common stock at an exercise price of $6.56. The option vested monthly in lieu of $50,000 of Ms. Fair’s base salary earned for the period from May 1, 2017 to October 31, 2017.

(5)	On January 1, 2018, Ms. Fair received an option exercisable for 29,458 shares of common stock at an exercise price of $2.86. The option vested monthly in lieu of $50,000 of Ms. Fair’s base salary earned for the period from January 1, 2018 to June 30, 2018

(6)	On May 1, 2017, Mr. Raczkowski received an option exercisable for 16,979 shares of common stock at an exercise price of $6.56. The option vested monthly in lieu of $64,833 of Mr. Raczkowski’s base salary earned for the period from May 1, 2017 to October 31, 2017. In connection with Mr. Raczkowski’s departure, this option expired on November 11, 2018.

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(7)	On May 9, 2017, Mr. Hiscocks received an option exercisable for 5,597 shares of common stock at an exercise price of $7.36. The option vests in four equal installments on each May 9, 2018, 2019, 2020, and 2021.

(8)	On January 1, 2018, Mr. Hiscocks received an option exercisable for 7,070 shares of common stock at an exercise price of $2.86. The option vested monthly in lieu of $12,000 of Mr. Hiscocks’ base salary earned for the period from January 1, 2018 to June 30, 2018.

(9)	Mr. Ondreko terminated his employment with us effective November 4, 2016. As of June 30, 2018, Mr. Ondreko had no outstanding stock options or unvested restricted stock units.

(10)	Mr. Davis terminated his employment with us effective May 22, 2017. As of June 30, 2018, Mr. Davis had no outstanding stock options or restricted stock units.

Director Compensation

In March 2018, the Board approved compensation for calendar year 2018 for our directors. Non-executive directors who served as chair of a Board committee received an annual grant of stock options with an aggregate value of $110,000 and all other non-executive directors received an annual grant of stock options with an aggregate value of $100,000, in each case based on a fair market valuation and the exercise price in the grant, while non-independent, executive directors received no compensation for their service on the Board. The options vest as to 25% of the shares on each of March 31, June 30, September 30 and December 31 of 2018. The exercise price was determined based on the closing price on the date of the grant. Mr. Lamadrid also was awarded $60,000 for compensation as the Chairman of the Board with the cash compensation will be paid quarterly beginning with the quarter ended March 31, 2018.

The following table summarizes the annual compensation for our non-employee directors during the year ended June 30, 2018:

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)	Option Awards (1) (2) (d)	Non-Equity Incentive Plan Compensation (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)		Total (h)
Lorenzo Lamadrid	$60,000	—	$110,000	—	—	$60,000	(3)	$230,000
Robert Rigdon	$—	—	$100,000	—	—	$152,500	(3)	$275,000
Denis Slavich	$—	—	$110,000	—	—	—		$110,000
Harry Rubin	$—	—	$110,000	—	—	$3,000	(3)	$113,000
Ziwang Xu	$—	—	$100,000	—	—	—		$100,000
Charles Brown	$—	—	$100,000	—	—	—		$100,000
Robert Anderson	$—	—	$81,944	—	—	$9,000	(3)	$90,944

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value for the fiscal year ended June 30, 2018, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 15—Equity” to our audited financial statements for the fiscal year ended June 30, 2018 included in our Annual Report on Form 10-K for the year then ended. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	As of June 30, 2018, Messrs. Lamadrid, Rigdon, Slavich, Rubin, Xu, Brown and Anderson had outstanding options exercisable for a total of 178,899, 181,313, 191,399, 188,274, 141,917, 97,495 and 13,284 shares of common stock, respectively.

(3)	Represents compensation paid to Messrs. Lamadrid, Rigdon, Rubin and Anderson as pursuant to consulting agreements described below, but which were terminated effective December 31, 2018.

Mr. Lamadrid has a consulting agreement with us for his service to us. The agreement was initially for a four-year term effective August 1, 2006 and was extended for an additional three years in August 2010. In April 2014, the agreement was extended through December 2014 and then to be automatically renewed for successive one-year terms on each anniversary unless written notice of non-renewal is delivered by us at least 30 days before the end of the term. This agreement was terminated effective December 31, 2018.

Mr. Rigdon has a consulting agreement with us for his service to us. The agreement is for a one-year term effective February 15, 2016. As part of this agreement, Mr. Rigdon receives a monthly consulting fee of $15,000 per month for the first six months of the term and $10,000 per month for the last six months of his term. In October 2016, his agreement was modified to compensate Mr. Rigdon $15,000 per month for the remainder of his agreement. On February 15, 2017, his agreement was automatically extended for an additional one-year term, and the compensation was increased to $15,000 per month until June 15, 2017, at which point it will revert to $10,000 per month. In December 2017, his agreement was amended to compensate Mr. Rigdon $15,000 per month for the remainder of his agreement. The agreement also includes an automatic renewal clause with a 60-day notice period related to termination. This agreement was terminated effective December 31, 2018.

Mr. Anderson has a consulting agreement with us for his service to us. The agreement is for a three-month term effective March 19, 2018. As part of this agreement, Mr. Anderson receives a monthly consulting fee of $3,000 per month. The agreement was extended for another three-month period. The agreement was amended and restated effective on September 1, 2018 to change the term to a month to month agreement and includes a 10-day written notice period related to termination for both parties. This agreement was terminated effective December 31, 2018.

Mr. Rubin, through Henmead Enterprises, Inc. (HEI), has a consulting agreement with us for his service to us. The agreement is for a three-month term effective June 1, 2018. As part of this agreement, HEI receives a monthly consulting fee of $3,000 per month. The agreement was amended and restated effective on September 1, 2018 to change the term to a month to month agreement and includes a 10-day written notice period related to termination for both parties. This agreement was terminated effective December 31, 2018.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 22, 2019, by:

●	each person who is known by us to beneficially own 5% or more of the outstanding class of our capital stock;

●	each member of the Board;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each of the holders of capital stock listed below has sole voting and investment power as to the capital stock owned unless otherwise noted.

Name and Address of Beneficial Owner	Numbers of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding (1)

Paulson & Co., Inc. (2)
1251 Avenue of the Americas New York City, New York 10020	1,375,000	12.5%
Hongye International Investment Group Co., Ltd. (3)
Haibowan District Wuhai City Inner Mongolia Autonomous Region Area People’s Republic of China	771,887	7.0%
Credit Suisse (4)
Uetlibergstrasse 231 Zurich, Switzerland V8 8070	719,330	6.52%
Andrew M. Lessman (5)
430 Parkson Road Henderson, Nevada 89015	574,958	5.2%
Lorenzo Lamadrid (6)	708,882	6.3%
Robert Rigdon (7)	192,970	1.7%
Harry Rubin (8)	194,282	1.7%
Denis Slavich (9)	188,032	1.7%
Xu, Ziwang (10)	179,787	1.6%
Robert Anderson (11)	46,564	*
David Hiscocks (12)	9,868	*

Executive Officers and Directors as a group (7 persons)	1,520,385	12.3%

*	Less than 1%
(1)	Based on 11,032,120 shares outstanding as of April 22, 2019.
(2)	Based on a Schedule 13G/A filed by Paulson & Co. Inc. on February 14, 2018. Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Paulson possesses voting and/or investment power over the securities described in the schedule that are owned by the Funds. All securities reported in the schedule are owned by the Funds. Paulson disclaims beneficial ownership of such securities. Includes 125,000 shares of common stock issuable upon the exercise of currently exercisable warrants.
(3)	Mr. Gao, Feng is the Chairman and President of Hongye and has sole voting and disposition control over these shares.
(4)	Based on a Schedule 13G/A filed by Credit Suisse AG on February 13, 2019. Credit Suisse AG (“Credit Suisse”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Credit Suisse possesses voting and/or investment power over the securities described in the schedule that are owned by the Funds. All securities reported in the schedule are owned by the Funds. Credit Suisse disclaims beneficial ownership of such securities.
(5)	Based on a Schedule 13G/A filed by Mr. Lessman on February 14, 2019. As of the date of such filing, Mr. Lessman may be deemed the beneficial owner of 574,958 shares. This amount excludes 173,612 shares underlying warrants held by Mr. Lessman, which are subject to a blocker that restricts their exercise to the extent that the acquisition of the underlying shares would result in Mr. Lessman owning more than 4.99% of shares outstanding, unless 61 days advance notice is provided to us.
(6)	Includes 304,698 shares of common stock issuable upon the exercise of options and warrants which are currently exercisable or exercisable within 60 days.
(7)	Includes 186,470 shares of common stock issuable upon the exercise of options and warrants which are currently exercisable or exercisable within 60 days.
(8)	Includes 179,698 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(9)	Includes 179,698 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(10)	Includes 175,203 shares of common stock issuable upon the exercise of options and warrants which are currently exercisable or exercisable within 60 days.
(11)	Includes 34,064 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(12)	Includes 9,868 share of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.

Executive Officers and Key Employees

All of our executive officers and key employees are listed in the following table, and certain information concerning these officers and key employees, except for Mr. Rigdon, who is also the Vice Chairman of the Board, follows the table:

Name	Age	Position
David Hiscocks	54	Corporate Controller and Chief Accounting Officer

David Hiscocks. Mr. Hiscocks joined us in May 2017 as Corporate Controller and Corporate Secretary. Prior to joining us, he most recently served as Regional Controller-Eastern Hemisphere and Senior Manager of Finance & Administration-New Markets at Noble Corporation, a worldwide offshore drilling contractor. Prior to Noble, Mr. Hiscocks served in various accounting positions from 1993 to 2012 with Transocean, Inc., a worldwide drilling contractor, and its prior merged companies of GlobalSantaFe Corp. and Santa Fe International Corp. During his tenure there, Mr. Hiscocks served as Country Controller based in Malaysia, Vietnam, Canada, Angola and the various accounting positions in the corporate offices in Dallas and Houston, Texas. Mr. Hiscocks holds a B.A. in Accounting from the University of Northern Iowa. He is a certified public accountant in the State of Texas.

23

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding our existing equity compensation plans as of June 30, 2018.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,730,569	(2)	$7.07	342,808	(2)
Equity compensation plans not approved by security holders	606,021	(3)	$10.03	—
Total as of June 30, 2018	2,336,590		$7.84	342,808

(1)	Consists of the 2005 Amended and Restated Incentive Plan, as amended (the “2005 Plan”), and the 2015 Long Term Incentive Plan (the “2015 Plan”).

(2)	Of the total 2,625,000 shares under the 2015 Plan and 2005 Plan, options to acquire 1,720,732 shares of common stock and 9,837 shares of unvested restricted stock were outstanding as of June 30, 2018.

(3)	As of June 30, 2018, warrants to acquire up to 606,021 shares of our common stock were outstanding to third-party companies working with the Company in different capacities (Market Development Consulting Group, Inc. and ILL-Sino Development).

Certain Relationships and Related Party Transactions

Lorenzo Lamadrid, the Chairman of the Board, Robert Rigdon, the Vice Chairman of the Board and our former President and Chief Executive Officer, Robert Anderson, member of the Board and Harry Rubin, member of the Board, each have a consulting agreement with us, as disclosed under “Executive and Director Compensation—Director Compensation.” Each of these agreements was terminated effective December 31, 2018.

The Audit Committee is required to approve all related party transactions regardless of the dollar amount. In assessing a related party transaction, the Audit Committee considers such factors as it deems appropriate including, without limitation, (i) the benefits to us of the transaction; (ii) the commercial reasonableness of the terms of the related party transaction; (iii) the materiality of the related party transaction to us; (iv) the extent of the related party’s interest in the related party transaction; and (v) the actual or apparent conflict of interest of the related party participating in the related party transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and to furnish us a copy of each filed report.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2018, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

Stockholder Proposal Information

If you want to present a proposal from the floor at the 2019 Annual Meeting of Stockholders or nominate a person for election to the Board at such meeting, you must give us written notice no later than the close of business on March 22, 2020 and no earlier than the opening of business on February 20, 2020, and follow the procedures outlined in our Bylaws. If the date of the 2019 Annual Meeting of Stockholders is more or less than 45 days from June 20, 2020, the one year anniversary of the Annual Meeting, your notice of a proposal will be timely if we receive it no earlier than the opening of business on the 120th day before the actual date of such meeting and no later than the later of (i) the close of business on the 90th day before the actual date of such meeting and (ii) the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. In addition, in the event the number of directors to be elected at the 2019 Annual Meeting of Stockholders is greater than the number of directors whose terms expire at that meeting, and there is no public announcement by us naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on February 22, 2020, a stockholder’s notice shall be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received at our principal executive offices not later than the close of business on the 10th day following the date on which such public announcement was first made by us.

24

If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board may recommend. You may request a copy of the provisions of the Bylaws governing the requirements for notice at the below address.

If instead of presenting your proposal or nominee at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal so that it is received by February 22, 2019 and it must set forth the specific information required by Rule 14a-8 or Rule 14a-18, as applicable, of Regulation 14A of the Exchange Act. If the date of the Annual Meeting of Stockholders for the fiscal year ending June 30, 2019 is more than 30 days from June 20, 2020, the one-year anniversary date of the Annual Meeting, a notice will be timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting.

In each case, your notice should be sent in writing to Synthesis Energy Systems, Inc., Attention: Corporate Controller, One Riverway, Suite 1700, Houston, Texas 77056.

Other Matters

We have included a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 with this proxy statement, which includes our audited consolidated financial statements for the year then ended. We will bear the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated.

We file annual, quarterly, current and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and on our website at www.synthesisenergy.com. You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.

You may also request copies of any of our filings by writing or telephoning us at our principal executive office: Synthesis Energy Systems, Inc., Attention: Corporate Controller, One Riverway, Suite 1700, Houston, Texas 77056, telephone (713) 579-0600.

By Order of the Board of Directors,

/s/ Robert Rigdon
Robert Rigdon
Vice Chairman of the Board of Directors and President and Chief Executive Officer

25

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Synthesis Energy Systems, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of Synthesis Energy Systems, Inc. adopted a proposed amendment of the Certificate of Incorporation of said corporation to effectuate a reverse stock split, declaring said amendment to be advisable.

The proposed amendment reads as follows:

Article V is hereby amended by adding the following to the end of subsection (a) of Article V:

Effective as of 5:00 PM Eastern time on ___________, 2019 (the “Effective Time”), each _______ shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Consolidation”). No fractional shares shall be issued in connection with the Consolidation. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

SECOND: That, pursuant to a resolution of its Board of Directors, a meeting of the stockholders of Synthesis Energy Systems, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares of Common Stock as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of _________, 2019.

By:
Name:	Robert Rigdon
Title:	President and Chief Executive Officer

26

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

June 20, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630304000000000000 2 062019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect six directors.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Lorenzo Lamadrid
- ○ Robert Rigdon
- ○ Denis Slavich
- ○ Harry Rubin
- ○ Xu, Ziwang
- ○ Robert Anderson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
4. To hold an advisory vote on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SYNTHESIS ENERGY SYSTEMS, INC.

One Riverway, Suite 1700
Houston, Texas 77056

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert Rigdon and David Hiscocks as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Synthesis Energy Systems, Inc. held of record by the undersigned on April 22, 2019 at the Annual Meeting of Stockholders to be held at the Company's headquarters located at One Riverway, Suite 1700, Houston, Texas 77056, on June 20, 2019, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

June 20, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20630304000000000000 2 062019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect six directors.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
○ Lorenzo Lamadrid
○ Robert Rigdon
○ Denis Slavich
○ Harry Rubin
○ Xu, Ziwang
○ Robert Anderson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	1 year	2 years	3 years	ABSTAIN
4. To hold an advisory vote on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.